                           CIM HIGH YIELD SECURITIES
                         SEMI-ANNUAL REVIEW AND OUTLOOK

     CIM High Yield Securities ("CIM") continued to perform competitively with its index for the first half of 1998. For the six months ended June 30, 1998, CIM returned 4.54% before expenses and 3.93% after expenses versus a total return for the Credit Suisse First Boston Index of 4.31%.

     The strong U.S. economy in the first half of 1998 created a favorable climate that allowed many companies to post solid year over year earnings growth. Also, low interest rates and a flat yield curve attracted allocations from other asset classes, boosting demand for high yield bonds. In addition to these favorable underpinnings, high yield market returns were further enhanced by early retirements of bonds, at premium prices, as companies repaid debt from initial public offerings or sought to reduce costs by early refinancing of debt.

     For the balance of this year we are taking a more cautious stance. In the middle of the second quarter the market began to focus on the possibility of slowing corporate earnings and the uncertainty surrounding the Asian economies. These issues have led to a recent increase in the volatility of the high yield market causing high yield spreads to widen. The spread of the high yield index over Treasuries at the beginning of the year was 386 basis points and had widened to 417 basis points by June 30, 1998.

     While it is difficult to predict the economy, we anticipate that a slowdown in Gross Domestic Product growth and increased imports from Asia will lead to lower corporate earnings and lower cash flows. Therefore, we are incorporating a more conservative strategy for the portfolio. Sectors emphasized will be those in which companies have the ability to reduce their debt levels, that have strong asset values or that are in industries considered defensive in nature. Sectors that will be reduced are those that we expect to be hurt most by commodity price deflation and rising U.S. imports.

     As is always the case, past performance is not indicative of future results.

                                            INVESCO (NY), Inc.
August 17, 1998

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                                    VALUE
  AMOUNT                                                                   (NOTE 1)
---------                                                                 -----------
CORPORATE BONDS AND NOTES -- 114.1%
            TELECOMMUNICATION -- 20.3%
$  750,000  Fonorola, Inc., Sr. Secured Notes, 12.500%, 08/15/02........  $   838,125
   325,000  Hermes Euro Railtel, Sr. Notes, 11.500%, 08/15/07...........      367,656
 1,000,000  HighwayMaster Communications, Inc., Sr. Sub. Notes, 13.750%,
              09/15/05..................................................      750,000
   750,000  Hyperion Telecommunications, Inc., Sr. Discount Notes,
              0/13.000%, 04/15/03**.....................................      563,437
   700,000  Iridium LLC Capital Corp., Sr. Sub. Notes, 11.250%,
              07/15/05..................................................      703,500
   700,000  MGC Communications, Inc., Sr. Notes, 13.000%, 10/01/04......      700,000
   500,000  Omnipoint Corp., Sr. Notes, 11.625%, 08/15/06...............      528,750
 2,000,000  PSINet, Inc., Sr. Notes, 10.000%, 02/15/05..................    2,050,000
 1,000,000  Primus Telecom Group, 11.750%, 08/01/04.....................    1,062,500
 1,000,000  Source Media, 12.000%, 11/01/04.............................      996,250
   750,000  Star Choice Communications, Sr. Secured Notes, 13.000%,
              12/15/05..................................................      767,813
                                                                          -----------
                                                                            9,328,031
                                                                          -----------
            OIL AND GAS -- 9.9%
 1,000,000  Chesapeake Energy Corp., Sr. Notes, 9.625%, 05/01/05***.....    1,000,000
   750,000  Costilla Energy, Inc., Sr. Notes, 10.250%, 10/01/06.........      759,375
   750,000  Gothic Production Corp., Sr. Secured Notes, 11.125%,
              05/01/05***...............................................      718,125
   500,000  Ocean Energy, Inc., Sr. Sub. Notes, 10.375%, 10/15/05.......      553,750
   750,000  Snyder Oil Corp., 8.750%, 06/15/07..........................      755,625
   750,000  Vintage Petroleum, Inc., Sr. Sub. Notes, 9.000%, 12/15/05...      770,625
                                                                          -----------
                                                                            4,557,500
                                                                          -----------
            CABLE T.V. -- 9.3%
 1,000,000  Charter Communications International, Inc., Sr. Notes,
              11.250%, 03/15/06.........................................    1,103,750
 1,250,000  Galaxy Telecommunication L.P., Sr. Sub. Notes, 12.375%,
              10/01/05..................................................    1,393,750
 1,000,000  Intermedia Capital Partners, Sr. Notes, 11.250%, 08/01/06...    1,121,250
   600,000  James Cable Partners, 10.750%, 08/15/04.....................      642,000
                                                                          -----------
                                                                            4,260,750
                                                                          -----------
            METALS AND MINERALS -- 6.1%
 1,000,000  AEI Holding Company, Sr. Notes, 10.000%, 11/15/07***........      990,000
 1,250,000  Acme Metals, Inc., Sr. Notes, 10.875%, 12/15/07***..........    1,018,750
   750,000  Kaiser Aluminum & Chemical Corporation, Sr. Sub. Notes,
              12.750%, 02/01/03.........................................      796,875
                                                                          -----------
                                                                            2,805,625
                                                                          -----------
            HEALTHCARE -- 5.9%
   600,000  Dade International, Inc., Sr. Sub. Notes, 11.125%,
              05/01/06..................................................      679,500
 1,250,000  Magellan Health Services, Inc., Sr. Sub. Notes, 9.000%,
              02/15/08***...............................................    1,240,625
   700,000  Maxxim Medical, Inc., Sr. Secured Sub. Notes, 10.500%,
              08/01/06..................................................      771,750
                                                                          -----------
                                                                            2,691,875
                                                                          -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                                    VALUE
 AMOUNT                                                                    (NOTE 1)
---------                                                                 -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
            OTHER RETAILERS -- 5.8%
$  800,000  Brylane Capital Corp., Series B, Sr. Sub. Notes, 10.000%,
              09/01/03..................................................  $   844,000
   750,000  Central Tractor Farm & Country, Sr. Notes, 10.625%,
              04/01/07..................................................      796,875
 1,000,000  Hills Stores Company, Sr. Notes, 12.500%, 07/01/03..........      997,500
                                                                          -----------
                                                                            2,638,375
                                                                          -----------
            SURFACE TRANSPORT -- 5.7%
   500,000  American Commercial Lines, 10.250%, 06/30/08***.............      508,750
   750,000  Ameritruck Distribution Corp., Sr. Sub. Notes, 12.250%,
              11/15/05..................................................      427,500
   500,000  Hvide Marine, Inc., Sr. Notes, 8.375%, 02/15/08.............      477,500
   600,000  Ryder TRS, Inc., Sr. Sub. Notes, 10.000%, 12/01/06..........      697,500
   500,000  Stena AB, Sr. Notes, 8.750%, 06/15/07.......................      510,000
                                                                          -----------
                                                                            2,621,250
                                                                          -----------
            BUSINESS EQUIPMENT AND SERVICES -- 4.9%
   600,000  Loomis Fargo & Company, Sr. Sub. Notes, 10.000%, 01/15/04...      601,500
 1,000,000  Unisys Corp., Sr. Notes, 12.000%, 04/15/03..................    1,136,250
   500,000  Unisys Corp., Sr. Notes, 7.875%, 04/01/08...................      501,875
                                                                          -----------
                                                                            2,239,625
                                                                          -----------
            HOME FURNISHINGS -- 4.4%
 1,000,000  Lifestyle Furnishings, Inc., Sr. Sub. Notes, 10.875%,
              08/01/06..................................................    1,118,750
   825,000  Shop Vac Corp., Sr. Secured Notes, 10.625%, 09/01/03........      905,437
                                                                          -----------
                                                                            2,024,187
                                                                          -----------
            HOTELS AND CASINOS -- 4.4%
 1,000,000  Hollywood Park, Sr. Sub. Notes, 9.500%, 08/01/07............    1,033,750
 1,000,000  Trump Atlantic City Associates, 1st Mortgage Notes, 11.250%,
              05/01/06..................................................      975,000
                                                                          -----------
                                                                            2,008,750
                                                                          -----------
            FOOD PRODUCTS -- 4.3%
 1,000,000  International Home Foods, Inc., Sr. Sub. Notes, 10.375%,
              11/01/06..................................................    1,108,750
   750,000  Van de Kamps, Inc., Sr. Sub. Notes, 12.000%, 09/15/05.......      839,063
                                                                          -----------
                                                                            1,947,813
                                                                          -----------
            BUILDING AND DEVELOPMENT -- 4.1%
   900,000  American Builders and Contractors, Sr. Sub. Notes, 10.625%,
              05/15/07..................................................      932,625
   950,000  Desa International, 9.875%, 12/15/07***.....................      952,375
                                                                          -----------
                                                                            1,885,000
                                                                          -----------
            APPAREL/TEXTILES -- 3.4%
 1,000,000  CMI Industries, Sr. Sub. Notes, 9.500%, 10/01/03............    1,050,000
   500,000  Pillowtex Corp., 9.000%, 12/15/07...........................      515,000
                                                                          -----------
                                                                            1,565,000
                                                                          -----------
            BEVERAGE AND TOBACCO -- 3.1%
   500,000  Colorado Prime Corp., 12.500%, 05/01/04.....................      505,000
   875,000  Delta Beverage Group, Inc., Sr. Notes, 9.750%, 12/15/03.....      918,750
                                                                          -----------
                                                                            1,423,750
                                                                          -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

PRINCIPAL                                                                    VALUE
 AMOUNT                                                                    (NOTE 1)
---------                                                                 -----------
CORPORATE BONDS AND NOTES -- (CONTINUED)
            BROADCAST/RADIO/T.V. -- 3.0%
$  250,000  LIN Television Corp., Sr. Sub. Notes, 8.375%, 03/01/08***...  $   255,625
 1,000,000  SFX Broadcasting, Inc., Sr. Sub. Notes, 10.750%, 05/15/06...    1,112,500
                                                                          -----------
                                                                            1,368,125
                                                                          -----------
            ECOLOGICAL -- 2.4%
 1,000,000  Allied Waste North America, Sr. Sub. Notes, 10.250%,
              12/01/06..................................................    1,103,750
                                                                          -----------
            LEISURE -- 2.3%
   500,000  Muzak LP Capital, Sr. Notes, 10.000%, 10/01/03..............      520,625
   500,000  Riddell Sports, Inc., Sr. Notes, 10.500%, 07/15/07..........      523,750
                                                                          -----------
                                                                            1,044,375
                                                                          -----------
            AUTOMOTIVE -- 2.3%
 1,000,000  Safety Components, Sr. Sub. Notes, 10.125%, 07/15/07........    1,040,000
                                                                          -----------
            PACKAGING AND CONTAINERS -- 2.2%
 1,000,000  Stone Container Corp., Sr. Sub. Notes, 12.250%, 04/01/02....    1,030,000
                                                                          -----------
            COSMETICS/TOILETRIES -- 2.1%
   850,000  Chattem, Inc., Sr. Sub. Notes, 12.750%, 06/15/04............      960,500
                                                                          -----------
            CHEMICALS AND PLASTICS -- 1.6%
   750,000  Sterling Chemicals, Inc., Sr. Sub. Notes, 11.750%,
              08/15/06..................................................      748,125
                                                                          -----------
            CONGLOMERATES -- 1.6%
   750,000  Fisher Scientific International, Inc., Sr. Sub. Notes,
              9.000%, 02/01/08..........................................      746,250
                                                                          -----------
            FOOD SERVICE -- 1.4%
   700,000  CFP Holdings, Inc., Sr. Notes, 11.625%, 01/15/04............      658,000
                                                                          -----------
            FINANCE -- 1.4%
   600,000  Dollar Financial Group, Inc., Sr. Notes, 10.875%,
              11/15/06..................................................      648,000
                                                                          -----------
            UTILITIES -- 1.1%
   500,000  Niagara Mohawk Power Corp., Sr. Notes, 7.750%, 10/01/08.....      513,750
                                                                          -----------
            ELECTRONICS -- 1.1%
   500,000  Viasystems, Inc., Sr. Sub. Notes, 9.750%, 06/01/07..........      491,250
                                                                          -----------
            TOTAL CORPORATE BONDS AND NOTES (cost $50,819,460)..........   52,349,656
                                                                          -----------
UNITED STATES GOVERNMENT SECURITIES -- 10.2%
            UNITED STATES TREASURY BILLS:
 3,866,000  4.71%++, 07/23/1998.........................................    3,854,888
   830,000  4.85%++, 08/13/1998.........................................      825,145
                                                                          -----------
            TOTAL UNITED STATES GOVERNMENT SECURITIES (cost
              $4,680,033)...............................................    4,680,033
                                                                          -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

                                                                             VALUE
  SHARES                                                                   (NOTE 1)
  ------                                                                   --------
COMMON STOCK -- 2.1%
    30,000  Dr. Pepper Bottling Holdings, Class A**.....................  $   960,000
     1,601  Harvest Foods, Inc., (02/20/1992, cost $36)** +.............        1,601
                                                                          -----------
            TOTAL COMMON STOCK (cost $27,036)...........................      961,601
                                                                          -----------
WARRANTS -- 0.5% (cost $2,500)
     1,250  Capital Gaming International, Inc., Warrants, expire
              02/01/1999, (02/10/1994, cost $0)**+......................           26
       500  Colorado Prime Holdings, Warrants, expire 12/31/03,
              (07/23/1997, cost $0)**+***...............................        5,000
     2,000  Globalstar Telecom, Warrants, expire 02/15/04, (02/13/1997,
              cost $0)**+***............................................      110,000
     1,000  HighwayMaster Communications, Inc., Warrants, expire
              09/15/05, (06/12/1998, cost $2,500)**+***.................        3,750
       700  MGC Communications, Inc., Warrants, expire 10/01/04,
              (01/1998, cost $0)**+***..................................       42,000
     1,000  Primus Telecom, Warrants, expire 08/01/04, (07/30/1997, cost
              $0)**+....................................................       20,000
    17,370  Star Choice Communications, Warrants, expire 12/15/05,
              (12/18/1997, cost $0)**+***...............................       43,425
                                                                          -----------
                                                                              224,201

TOTAL INVESTMENTS (cost $55,529,029*)..........................  126.9%    58,215,491
OTHER ASSETS AND LIABILITIES (NET).............................  (26.9)   (12,328,715)
                                                                 -----    -----------
NET ASSETS.....................................................  100.0%   $45,886,776
                                                                 =====    ===========

---------------

   *  Aggregate cost for Federal income tax purposes.
  **  Non-income producing security.
 *** Security purchased in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the acquisition date and cost of the security. The total fair value of such securities at June 30, 1998 is $225,802 which represents 0.492% of total net assets.
  ++  Rate represents annualized yield at date of purchase.


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998 (UNAUDITED)

ASSETS:
     Investments, at value (Cost $55,529,029) (Note 1)
       See accompanying statement..........................................                   $58,215,491
     Cash..................................................................                         2,164
     Receivable for investment securities sold.............................                     1,787,923
     Interest receivable...................................................                     1,369,797
     Prepaid expenses......................................................                        13,047
                                                                                              -----------
          Total Assets.....................................................                    61,388,422
LIABILITIES:
     Notes payable (including accrued interest of $222,647) (Note 5).......    $12,722,647
     Payable for investment securities purchased...........................      2,286,352
     Dividends payable.....................................................        363,449
     Investment advisory fee payable (Note 2)..............................         19,652
     Accrued Trustees' fees and expenses (Note 2)..........................          7,500
     Shareholder servicing agent fees payable (Note 2).....................          3,660
     Administration fee payable (Note 2)...................................          4,140
     Custodian fees payable (Note 2).......................................          2,427
     Accrued expenses and other payables...................................         91,819
                                                                               -----------
          Total Liabilities................................................                    15,501,646
                                                                                              -----------
NET ASSETS.................................................................                   $45,886,776
                                                                                              ===========
NET ASSETS consist of:
     Undistributed net investment income...................................                   $     9,670
     Accumulated net realized loss on investments sold.....................                    (6,557,555)
     Unrealized appreciation of investments................................                     2,686,462
     Shares of beneficial interest, $0.01 per share par value, issued and
       outstanding 5,815,424...............................................                        58,154
     Paid-in capital in excess of par value................................                    49,690,045
                                                                                              -----------
          Total Net Assets.................................................                   $45,886,776
                                                                                              ===========
NET ASSET VALUE PER SHARE
  ($45,886,776 / 5,815,424 shares of beneficial interest outstanding)......                   $      7.89
                                                                                              ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
     Interest...............................................              $2,840,862
     Miscellaneous income...................................                  32,785
                                                                          ----------
          Total Investment Income...........................               2,873,647
EXPENSES:
     Interest expense (Note 5)..............................  $440,276
     Investment advisory fee (Note 2).......................   114,993
     Legal and audit fees...................................    28,682
     Administration fee (Note 2)............................    21,644
     Trustees' fees and expenses (Note 2)...................    18,325
     Shareholder servicing agent fees (Note 2)..............    11,818
     Custodian fees (Note 2)................................     8,631
     Miscellaneous..........................................    43,687
                                                              --------
          Total Expenses....................................                 688,056
                                                                          ----------
NET INVESTMENT INCOME.......................................               2,185,591
                                                                          ----------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
     Net realized loss on investments sold during the
      period................................................                (751,918)
     Net change in unrealized appreciation of investments
      during the period.....................................                 351,575
                                                                          ----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS.............                (400,343)
                                                                          ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........              $1,785,248
                                                                          ==========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest and dividends received........................    $  2,485,429
     Operating expenses paid................................        (229,620)
                                                                ------------
Net cash provided by operating activities...................                    $ 2,255,809
Cash flows from investing activities:
     Decrease in short-term securities, net.................      (4,003,814)
     Purchases of long-term securities......................     (15,523,055)
     Proceeds from sales of long-term securities............      19,709,063
                                                                ------------
Net cash provided by investing activities...................                        182,194
                                                                                -----------
Net cash provided by operating and investing activities.....                      2,438,003
Cash flows from financing activities:
     Interest payments on notes payable.....................        (220,703)
     Cash dividends paid*...................................      (2,218,203)
                                                                ------------
Net cash used in financing activities.......................                     (2,438,906)
                                                                                -----------
Net decrease in cash........................................                           (903)
Cash -- beginning of period.................................                          3,067
                                                                                -----------
Cash -- end of period.......................................                    $     2,164
                                                                                ===========
RECONCILIATION OF NET INCREASE IN NET ASSETS TO NET CASH
  PROVIDED BY OPERATING AND INVESTING ACTIVITIES:
Net increase in net assets resulting from operations........                    $ 1,785,248
     Interest expense.......................................    $    440,276
     Increase in investments................................        (392,359)
     Increase in receivables for investment securities
       sold.................................................      (1,787,923)
     Decrease in interest and dividends receivable..........          88,247
     Increase in payables for investment securities
       purchased............................................       2,286,352
     Increase in accrued expenses and liabilities...........          18,162
                                                                ------------
               Total adjustments............................                        652,755
                                                                                -----------
Net cash provided by operating and investing activities.....                    $ 2,438,003
                                                                                ===========

---------------
*Non cash financing activities include reinvestments of dividends of $429,794.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 1998       YEAR ENDED
                                                                 (UNAUDITED)     DECEMBER 31, 1997
                                                                -------------    -----------------
Net investment income.......................................     $ 2,185,591        $ 4,459,941
Net realized gain/(loss) on investments sold during the
  year......................................................        (751,918)         1,294,580
Net (change in) unrealized appreciation of investments
  during the year...........................................         351,575            412,056
                                                                 -----------        -----------
Net increase in net assets resulting from operations........       1,785,248          6,166,577
Distributions to shareholders from net investment income....      (2,175,921)        (4,485,703)
Distributions to shareholders in excess of net investment
  income....................................................               0           (149,068)
Net increase in net assets from Fund share transactions
  (Note 4)..................................................         429,794            820,897
                                                                 -----------        -----------
Net increase in net assets..................................          39,121          2,352,703
NET ASSETS:
Beginning of period.........................................      45,847,655         43,494,952
                                                                 -----------        -----------
End of period (including undistributed net investment income
  of $9,670 and $0, respectively)...........................     $45,886,776        $45,847,655
                                                                 ===========        ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                            SIX MONTHS
                               ENDED        YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                              6/30/98      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                            (UNAUDITED)   12/31/97   12/31/96   12/31/95   12/31/94   12/31/93   12/31/92   12/31/91   12/31/90
                            -----------   --------   --------   --------   --------   --------   --------   --------   --------
Operating performance:
Net asset value, beginning
 of period................    $ 7.96       $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10     $ 5.65     $ 7.38
                              ------       ------     ------     ------     ------     ------     ------     ------     ------
Net investment income.....      0.40         0.78       0.78       0.77       0.82       0.87       0.83       0.84       0.86
Net realized and
 unrealized gain/(loss) on
 investments..............     (0.07)        0.30       0.36       0.23      (0.89)      0.71       0.46       1.44      (1.72)
                              ------       ------     ------     ------     ------     ------     ------     ------     ------
Net increase/(decrease) in
 net assets resulting from
 investment operations....      0.33         1.08       1.14       1.00      (0.07)      1.58       1.29       2.28      (0.86)
Change in net asset value
 from Fund share
 transaction..............        --           --         --         --         --      (0.31)        --         --         --
Distributions:
Dividends from net
 investment income........     (0.40)       (0.78)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)     (0.83)     (0.87)
Dividends in excess of net
 investment income........        --        (0.03)        --         --         --         --         --         --         --
Distributions from net
 realized capital gains...        --           --         --         --         --         --         --         --         --
                              ------       ------     ------     ------     ------     ------     ------     ------     ------
Total from
 distributions............     (0.40)       (0.81)     (0.77)     (0.79)     (0.84)     (0.83)     (0.81)     (0.83)     (0.87)
                              ------       ------     ------     ------     ------     ------     ------     ------     ------
Net asset value, end of
 period...................    $ 7.89       $ 7.96     $ 7.69     $ 7.32     $ 7.11     $ 8.02     $ 7.58     $ 7.10     $ 5.65
                              ======       ======     ======     ======     ======     ======     ======     ======     ======
Market value, end of
 period...................    $8.063       $8.313     $8.125     $7.875     $7.125     $7.875     $7.500     $6.625     $4.750
                              ======       ======     ======     ======     ======     ======     ======     ======     ======
Total investment return...      3.93%       13.31%     14.38%     22.72%      0.99%     16.55%(3)   25.70%    58.61%    (20.89)%
                              ======       ======     ======     ======     ======     ======     ======     ======     ======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............   $45,887      $45,848    $43,495    $40,636    $38,678    $42,901    $30,024    $28,015    $22,283
Ratio of net investment
 income to average net
 assets...................      9.50%+      10.08%     10.46%     10.32%     10.82%     11.17%     11.00%     12.59%     13.00%
Ratio of operating
 expenses to average net
 assets...................      1.08%(2)+    1.06%(2)   1.10%(2)   1.14%(2)   0.95%(2)   1.09%(2)   1.65%(2)   2.46%      2.35%
Portfolio turnover
 rate(1)..................      32.1%       154.5%     172.2%      79.9%      50.6%     114.3%      40.6%      51.2%      34.9%


                              YEAR       YEAR
                             ENDED       ENDED
                            12/31/89   12/31/88*
                            --------   ---------
Operating performance:
Net asset value, beginning
 of period................   $ 9.41     $  9.35
                             ------     -------
Net investment income.....     1.13        1.16
Net realized and
 unrealized gain/(loss) on
 investments..............    (1.96)       0.12
                             ------     -------
Net increase/(decrease) in
 net assets resulting from
 investment operations....    (0.83)       1.28
Change in net asset value
 from Fund share
 transaction..............       --          --
Distributions:
Dividends from net
 investment income........    (1.15)      (1.13)
Dividends in excess of net
 investment income........       --          --
Distributions from net
 realized capital gains...    (0.05)      (0.09)
                             ------     -------
Total from
 distributions............    (1.20)      (1.22)
                             ------     -------
Net asset value, end of
 period...................   $ 7.38     $  9.41
                             ======     =======
Market value, end of
 period...................   $7.000     $ 9.500
                             ======     =======
Total investment return...   (15.18)%     11.67%
                             ======     =======
Ratios to average net
 assets/supplemental data:
Net assets, end of period
 (in 000's)...............  $29,122     $36,394
Ratio of net investment
 income to average net
 assets...................    12.78%      12.07%
Ratio of operating
 expenses to average net
 assets...................     2.28%       2.36%
Portfolio turnover
 rate(1)..................     77.4%      209.6%

---------------
 * Chancellor Trust Company became the Fund's investment adviser effective September 30, 1988. On October 31, 1996 the Fund entered into a new investment advisory agreement with Chancellor LGT Asset Management, Inc. due to the acquisition of Chancellor Capital Management, Inc. the corporate parent of Chancellor Trust Company, by Liechenstein Global Trust, AG. On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
(1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales of portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short-term securities.
(2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 2.99%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the six months ended June 30, 1998 and the years ended December 31, 1997, 1996, 1995, 1994, 1993, and 1992, respectively.
(3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.
 +  Annualized

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
JUNE 30, 1998

1.  SIGNIFICANT ACCOUNTING POLICIES

     CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

     Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

     Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

     Dividends and distributions to shareholders: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

     Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

     Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

     Use of estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO (NY), Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets.

     The Fund has also entered into an Administration and Support Agreement with First Data Investor Services Group, Inc., ("Investor Services Group") a wholly-owned subsidiary of First Data Corporation, to provide all administrative services to the Fund other than those related to the investment decisions. Investor Services Group is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

     The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

     Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. Investor Services Group serves as the Fund's shareholder servicing agent (transfer agent).

3.  PURCHASE AND SALES OF SECURITIES

     Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the six months ended June 30, 1998, amounted to $17,752,917 and $22,277,902, respectively.

     At June 30, 1998, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax costs amounted to $3,233,740, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $500,650.

     At June 30, 1998, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $219,010, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $265,638.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

4.  FUND SHARES

     The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                        SIX MONTHS ENDED        YEAR ENDED
                                                          JUNE 30, 1998     DECEMBER 31, 1997
                                                        -----------------   ------------------
                                                        SHARES    AMOUNT    SHARES     AMOUNT
                                                        ------    ------    ------     ------
Issued as reinvestment of dividends...................  53,190   $429,794   104,665   $820,897
                                                        ------   --------   -------   --------
Net increase..........................................  53,190   $429,794   104,665   $820,897
                                                        ======   ========   =======   ========

5.  NOTES PAYABLE

     The Fund currently has a $12.5 million ("commitment amount") line of credit provided by The First National Bank of Boston (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At June 30, 1998, the Fund had borrowings of $12,500,000 outstanding under this Agreement. During the six months ended June 30, 1998, the Fund had an average outstanding daily balance of $12,500,000 with interest rates ranging from 6.9688% to 7.0625% and average debt per share of $2.17. For the six months ended June 30, 1998, interest expense totaled $440,276 under this Agreement.

6.  CAPITAL LOSS CARRYFORWARD

     Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

     At December 31, 1997, the Fund had available for Federal tax purposes unused capital loss carryforwards of $2,716,656, $1,552,171, $330,065, $679,423 and $253,172 expiring in 1999, 2000, 2002, 2003, and 2004, respectively.

7.  CONCENTRATION OF RISK

     The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)

8.  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

                                                                                  NET INCREASE/
                                                              NET REALIZED AND     (DECREASE)
                                                  NET            UNREALIZED       IN NET ASSETS
                              INVESTMENT       INVESTMENT       GAIN/(LOSS)      RESULTING FROM
                                INCOME           INCOME        ON INVESTMENTS      OPERATIONS
                            --------------   --------------   ----------------   ---------------
                            TOTAL     PER    TOTAL     PER     TOTAL     PER     TOTAL     PER
                            (000)    SHARE   (000)    SHARE    (000)    SHARE    (000)    SHARE
                            -----    -----   -----    -----    -----    -----    -----    -----
1998 -- QUARTER ENDED
March 31, 1998...........   $1,580   $0.27   $1,235   $0.21   $ 1,062   $ 0.18   $2,297   $ 0.39
June 30, 1998............    1,293    0.22      951    0.16    (1,462)   (0.25)    (511)   (0.09)
1997 -- QUARTER ENDED
March 31, 1997...........    1,389    0.24    1,059    0.19      (236)   (0.04)     822     0.14
June 30, 1997............    1,465    0.26    1,122    0.20     1,145     0.20    2,267     0.40
September 30, 1997.......    1,474    0.26    1,128    0.20     1,295     0.22    2,243     0.44
December 31, 1997........    1,484    0.26    1,151    0.20      (497)   (0.09)     654     0.11
1996 -- QUARTER ENDED
March 31, 1996...........    1,419    0.25    1,100    0.20     1,406     0.25    2,506     0.45
June 30, 1996............    1,368    0.24    1,035    0.18    (1,616)   (0.29)    (581)   (0.11)
September 30, 1996.......    1,433    0.26    1,098    0.20     1,648     0.29    2,746     0.49
December 31, 1996........    1,462    0.26    1,121    0.20       634     0.11    1,755     0.31


9.  SHAREHOLDER VOTING RESULTS

     At a Special Meeting of Shareholders, held on May 27, 1998, the following matter was voted on and approved:

     Approval of a new Investment Advisory Agreement between the Fund and Chancellor LGT Asset Management, Inc. (whose name was changed to INVESCO
     (NY), Inc., effective June 1, 1998):

                        FOR           AGAINST       ABSTAINED
                        ---           -------       ---------

                     4,927,844*        94,590        85,348


           * Represents 84.88% of the outstanding shares of the Fund

                                            CIM
--------------------------------------------------------------------------------
                                            HIGH YIELD SECURITIES

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 1998
This report is sent to
shareholders of CIM High Yield
Securities for their information.
It is not a Prospectus,
circular or representation
intended for use in the
purchase or sale of shares
of the Fund or of any securities
mentioned in the report.